UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): May 7, 2015

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3801, Block A, China Shine Plaza No. 9 Lin He Xi Road Tianhe District, Guangzhou City, P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attn. Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, (ii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (iii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 3, 2015, the Board of Directors (the “Board”) of Sino Agro Food, Inc. (the “Company”) appointed Bertil Tiusanen as the Company’s Chief Financial Officer, effective May 1, 2015.

From 2004 through 2012, Mr. Tiusanen served as the chief executive officer of Statens Lånekasse, a state owned Norwegian organ for loans and grants. From 2013 to the present, he served as a Senior Advisor to the Norwegian Government.

Mr. Tiusanen holds a Master of Science Degree in Business from the Gothenburg School of Economics and Business Administration, which he received in 1973.

There are no arrangements or understandings between Mr. Tiusanen and/or any other persons pursuant to which he was named as the Chief Financial Officer of the Company. Mr. Tiusanen has no family relationship with any of the Company's directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer.

Other than as set forth herein, Mr. Tiusanen has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

In connection with Mr. Tiusanen’s appointment, the Company’s former Chief Financial Officer accepted an appointment to serve as the Company’s Deputy Chief Financial Officer as well as its Chief Corporate Affairs Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: May 7, 2015	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon Chairman and Chief Executive Officer